Fees Summary	Feb. 11, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 244,199,115.44
Previously Paid Amount	0.00
Total Fee Amount	37,386.88
Total Offset Amount	0.00
Net Fee	$ 37,386.88
Final Prospectus	false